INVESTOR PRESENTATION June 2017 (“SMHI”)

Forward-Looking Statement This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain statements discussed in this presentation as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, including decreased demand and loss of revenues as a result of a decline in the price of oil and resulting decrease in capital spending by oil and gas companies, an oversupply of newly built offshore support vessels, additional safety and certification requirements for drilling activities in the U.S. Gulf of Mexico and delayed approval of applications for such activities, the possibility of U.S. government implemented moratoriums directing operators to cease certain drilling activities in the U.S. Gulf of Mexico and any extension of such moratoriums, weakening demand for the Company’s services as a result of unplanned customer suspensions, cancellations, rate reductions or non-renewals of vessel charters or failures to finalize commitments to charter vessels in response to a decline in the price of oil, an oversupply of newly built offshore support vessels, increased government legislation and regulation of the Company’s businesses could increase cost of operations, increased competition if the Jones Act and related regulations are repealed, liability, legal fees and costs in connection with the provision of emergency response services, such as the response to the oil spill as a result of the sinking of the Deepwater Horizon in April 2010, decreased demand for the Company’s services as a result of declines in the global economy, declines in valuations in the global financial markets and a lack of liquidity in the credit sectors, including, interest rate fluctuations, availability of credit, inflation rates, change in laws, trade barriers, commodity prices and currency exchange fluctuations, the cyclical nature of the oil and gas industry, activity in foreign countries and changes in foreign political, military and economic conditions, including as a result of the recent vote in the U.K. to leave the European Union, changes in foreign and domestic oil and gas exploration and production activity, safety record requirements, compliance with U.S. and foreign government laws and regulations, including environmental laws and regulations and economic sanctions, the dependence on several key customers, consolidation of the Company’s customer base, the ongoing need to replace aging vessels, industry fleet capacity, restrictions imposed by the Jones Act and related regulations on the amount of foreign ownership of the Company’s Common Stock, operational risks, effects of adverse weather conditions and seasonality, adequacy of insurance coverage, the ability to remediate the material weaknesses the Company has identified in its internal controls over financial reporting, the attraction and retention of qualified personnel by the Company, and various other matters and factors, many of which are beyond the Company’s control as well as those discussed in “Risk Factors” included in the Information Statement filed as Exhibit 99.1 to Amendment No. 3 to the Company’s Registration Statement on Form 10 and other reports filed by the Company with the SEC. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995. 2

SEACOR Marine – A Unique Platform 3 U.S. 15% Africa 17% Europe 38%  A strong track record and global presence – robust and diversified global reach  Specialized fleet mix focused on production support, passenger transport, and well maintenance / decommissioning services — Better performance through market cycles  Extensive use of joint ventures / partnerships to enhance market coverage — Focus on Mexico  Financially solid and fiscally conservative — Financial backing from The Carlyle Group  Well positioned to participate in industry consolidation — Financial capability coupled with an experienced, industry leading management team with a proven track record 1 2 3 4 5

1 SMHI's Transformation History – A Strong Track Record

SEACOR Marine

SMHI has executed a transformation to address the changing market environment and customer needs

Dawn of Consolidation Era and Globalization	*The Mature Phase*	*Preparing for the Downturn*	*A New Era of Consolidation*
1989 - 1999	**2000 - 2005**	**2006 - 2016**	**2017 -**
Net Property and Equipment: **Dec. 31, 1990** $98 million	**Jun. 30, 2005** $576 million	**Sep. 30, 2016** $629 million	

1989 - 1999

- ***Era of consolidation, niche diversification and globalization of energy services***
  - NICOR Marine (1989)
  - OMI Petrolink – consolidate GOM PSV sector (1993)
  - CNN 1, 2 & 3 – global entry to West Africa (1993-1996)
  - Graham – passenger support (1995)
  - McCall – consolidate passenger support (1996)
  - Smit Internationale – expand international footprint (1996)
  - Galaxie Marine – consolidate GOM PSV sector (1997)
- ***Collateral transactions (capitalizing on Asian flu, diversified offshore)***
  - New construction programs– entered jackup market (1997)

2000 - 2005

- ***Continued consolidation and internationalization***
  - Financing (i.e. sale leasebacks)
  - Offshore drilling rigs (exited 2002)
- ***Completed consolidation phase of energy marine service: offshore marine***
  - Boston Putford - Standby consolidation (2000)
  - Plaisance, Rincon, Cheramie, and Stirling – consolidated GOM PSV and utility market, North Sea PSV market (2001)
  - Seabulk (2005)

2006 - 2016

- ***Building on diversity and opportunism***
  - Diversified offshore - focus on niches:
    - C-Lift (2006)
    - Sea-Cat (2009)
    - Windcat (2011)
    - Superior liftboats - P&A (2012)
  - Sold offshore vessels at attractive returns to focus fleet on core areas
  - $175mm investment by Carlyle (2015)

2017 -

- ***Optimizing operational platform and fleet to capture share in market recovery***
  - Acquired 100% of Sea-Cat Crewzer and Sea-Cat Crewzer II JV (2017)
  - Spin-off from SEACOR Holdings (2017)

4

Global Presence – Robust and Diversified Global Reach 5 SMHI has a global revenue base that provides significant scale and access to all major markets 1

SEACOR Marine – Unique and Strategic Fleet Mix 6 Fleet Attributes U.S. 15% Africa 17% Europe 38% Net Book Value (“NBV”) Breakdown1 U.S.-flag AHTS 5% Foreign-flag AHTS 3% Fast support 43% Supply 7% Standby safety 4% Specialty 4% Liftboats 28% Wind farm utility 6% 1 The NBV of the fleet as of March 31, 2017 was $530.8 million. This excludes $15.5 million in spares, machinery, and equipment and $8.3 million in other property. It also excludes $83.7 million in construction in progress. Total capital commitments as of March 31, 2017 included six fast support vessels, three supply vessels and one wind farm utility vessel.  Diversified fleet focused on production support, passenger transport, and well maintenance / decommissioning services  Core investment in fast support vessels (FSVs) and liftboats  High optionality from U.S.-flag AHTS vessels  Steady earnings from standby safety and wind farm utility vessels 2

Fast Support Vessels – Unique Assets 51 Operated Vessels: 36 Owned, 1 Leased-In, 11 Joint-Ventured & 3 Pooled 7 U.S. 15% Africa 17% Europe 38%  High horsepower, aluminum hull vessels built for speeds up to 35-40 knots  Utilized worldwide (except for the North Sea)  Primarily for transport of personnel and cargo to and from rigs as well as offshore installations  Pioneered use of catamaran hull form in offshore – 5 vessels in operation and one on order  Latest designs focused on passenger comfort — Airline style seating on tracks to configure to customer preference — USB charging port at each seat — LED lighting — Snack bar & meal service  Stable earnings within market cycle and long term charters in international markets — Newbuild catamarans delivered this year onto 3 yr. term charters 2 Owned & Leased 2012 2013 2014 2015 2016 1Q 17 Dayr e 7,350 8,108 9,235 9,069 7,740 7,417 Utilization 87% 88% 75% 67% 60% 44% Avail. D s 13,091 11,701 10,045 8,460 9,967 3,212 Revenue ($'000s) 84,909 85,370 70,419 52,272 46,527 10,542 DVP ($'000s) 33,407 38,507 25,824 18,872 22,478 3,267 DVP Margin % 39% 45% 37% 36% 48% 31% Lease Expense ($'000s) 5,282 8,460 7,513 6,099 5,711 690 NBV ($'000s) 109,000 99,789 119,160 161,206 178,815 229,115 Favorable supply dynamics and unique assets

Liftboats – Domestic Focus and Full Cycle Services 15 Operated Vessels: 13 Owned & 2 Leased-In 8 U.S. 15% Africa 17% Europe 38%  Self-propelled, self-elevating jack-up work platforms  Utilized for well intervention, well workover, construction, platform maintenance and repair, diving operations, accommodations and plug and abandonment / platform decommissioning  Differentiated primarily by leg length, crane capacity, deck area and accommodations  SMHI operates in the U.S. GOM (13 vessels) and the Middle East (2 vessels) — SMHI is the only public company in liftboat segment in the U.S. GOM — Entered segment with purchase of liftboat fleet from Superior Energy Services in 2012  Project based employment — Highly seasonal, very limited contract visibility — Utilization lost between projects and seasonality – approx. 75% avg. fleet utilization is around maximum achievable 2 Ow ed & L ased 2012 2013 2014 2015 2016 1Q 17 Dayrate 19,407 22,998 23,074 20,524 14,795 9,782 Utilization 77% 72% 65% 28% 5% 1% Avail. D s 4,968 6,158 5,475 5,475 5,490 1,265 Revenue ($'000s) 74,458 101,952 82,640 31,706 3,959 95 DVP ($'000s) 42,151 45,200 28,258 (3,842) (5,531) (2,215) DVP Margin % 57% 44% 34% - - - Lease Expense ($'000s) 20 108 1,662 2,464 2,545 632 NBV ($'000s) 125,115 128,582 97,354 86,610 58,909 150,157 Liftboat work available across cycles

Anchor Handling Towing Supply – High Optionality in US 25 Operated Vessels: 11 Owned, 4 Leased-In, 1 Joint-Ventured & 9 Managed 9 U.S. 15% Africa 17% Europe 38%  High horsepower vessels used primarily to support offshore drilling activities in the towing, positioning and mooring of drilling rigs and other marine equipment. Designed for optionality, often used in supply duties to support drilling rigs between mooring operations  Differentiated primarily by horsepower, winch capacity and hull size  U.S. GOM is SEACOR Marine’s primary market – 10 vessels — One of two companies in AHTS segment in U.S. GOM  Manage 9 foreign-flag AHTS and 2 specialty vessels for a financial institution  Segment most impacted by deepwater activity  Recent impairments – the fleet is appropriately valued 2 Owned & Leased 2012 2013 2014 2015 2016 1Q 17 Dayrat 26,158 26,539 25,839 27,761 18,953 13,341 Util zation 65% 74% 80% 59% 31% 15% Av il. D ys 6,290 6,205 5,998 5,475 5,777 1,260 Revenue ($'000s) 107,005 122,270 126,139 95,333 38,217 2,570 DVP ($'000s) 41,442 56,286 61,927 49,322 13,389 (1,421) DVP Margin % 39% 46% 49% 52% 35% - Lease Expense ($'000s) 3,859 5,215 5,561 7,313 7,527 1,873 NBV ($'000s) 219,459 202,096 148,816 133,173 45,100 42,189

Standby Safety – Mature Fleet and Steady Performance 21 Operated Vessels: 20 Owned & 1 Joint-Ventured 10 U.S. 15% Africa 17% Europe 38%  Provide emergency rescue services required by UK safety regulations — Significant outfitting of safety equipment and facilities  Certain vessels deliver production cargo in addition to meeting regulatory requirements  SEACOR Marine operations concentrated in southern sector of UK North Sea  Traditionally used older ships converted for standby  Contracted to cover manned installations and platforms 24/7/365 — Obligated to provide relief vessel to cover platform when primary vessel returns to port for crew change/refueling (generally, once per month) — Fuel is typically expense of vessel owner  Average age of fleet is approximately 35 years 2 Owne & Leased 2012 2013 2014 2015 2016 1Q 17 Dayrat 9,678 9,945 10,819 10,293 9,121 8,131 Utilizati n 87% 88% 87% 84% 79% 80% Avail. Days 8,886 8,760 8,760 8,760 8,117 1,800 Revenue ($'000s) 75,143 76,262 82,531 75,884 58,363 11,695 DVP ($'000s) 16,586 12,525 16,567 13,964 10,426 1,749 DVP Margin % 22% 16% 20% 18% 18% 15% Lease Expense ($'000s) - 336 - - - - NBV ($'000s) 39,876 38,293 33,195 28,728 21,416 21,226 Note: Financials not shown on a constant currency basis.

Wind Farm Utility – Natural Adjacency to Core Competency 40 Operated Vessels: 37 Owned & 3 Joint-Ventured 11 U.S. 15% Africa 17% Europe 38%  Small, aluminum hull catamarans carrying up to 12 technicians to offshore wind turbines for maintenance  Operate primarily in the North Sea — Looking to expand in both China and the United States  Generally 12 hr. daylight operations = less crew and running costs than oil service vessels  Operate under Windcat brand — Largest operator in this segment in the North Sea  Founders remain active in managing company and retain 12.5% ownership 2 Owned & Leased 2012 2013 2014 2015 2016 1Q 17 Dayrate 2,702 2,303 2,608 2,482 2,290 2,005 Util zat on 91% 90% 90% 84% 75% 65% Avail. Days 10,897 11,616 11,741 12,575 13,270 3,330 Revenue ($'000s) 26,683 24,127 27,695 26,097 22,735 4,371 DVP ($'000s) 12,395 12,749 12,755 12,757 11,638 2,253 DVP Margin % 46% 53% 46% 49% 51% 52% Lease Expense ($'000s) - 410 61 14 402 64 NBV ($'000s) 50,539 50,846 44,862 39,667 31,251 29,919 Stable, recurring business in an adjacent market

Hidden Value in JVs – Mexmar JV (Mexico) 15 Owned & Operated Vessels 12 3  Largest operator for Pemex in terms of revenue, second largest in terms of number of vessels contracted to Pemex — Main provider of deepwater PSVs to Pemex — Grown from 8 vessels in 2011 when JV formed — Long term charters – approx. 1 yr. contracted backlog at end of March ‘17  Partnered with Miguel family, owner of Heliservicios (one of largest helicopter providers to Pemex)  Local content / cabotage regulations increasingly important  Energy Reform allowing entry of international oil companies is growth opportunity  SMHI owns 49% accounted under equity method Owned & Leased 2012 2013 2014 2015 2016 1Q 17 Dayrat 11,707 13,656 14,336 13,927 14,625 13,967 Utilizati 96% 95% 92% 94% 88% 84% Avail. Days 3,406 4,371 4,972 5,991 5,456 1,350 Rev nue ($'000s) 38,096 56,616 65,339 78,363 70,521 15,930 DVP ($'000s) 13,955 27,142 29,154 40,152 36,483 9,978 NBV ($'000s) 77,586 111,021 144,961 188,609 209,477 205,482 DEBT ($000s) 43,580 67,136 75,064 116,154 104,097 105,307 SMHI JV Earnings, Net of Tax ($'000s) 948 4,199 4,501 5,650 3,556 1,367 SMHI JV Investment ($'000s) 18,162 28,564 36,309 50,163 63,404 57,573

SMHI Continues to Build on Its Strong Foundation Net Fleet Additions – March 2017 Trailing 15 Months 13 U.S. 15% Africa 17% Europe 38%  Seven newbuild deliveries: three FSVs, two Liftboats and two Wind farm vessels  Two newbuild PSV deliveries to MexMar  Purchased 11 FSVs at a bankruptcy auction for $10.0 million  Purchased one FSV for $9.7 million from a distressed seller  Purchased one PSV from a distressed seller for $1 and the assumption of debt  Repossessed one Specialty vessel  Sold nine vessels: four Standby safety, two liftboats and three PSVs  Redelivered one PSV at end of lease  Removed eight vessels from service (subsequently sold two)  Managed vessel fleet: Added 11 vessels and terminated three vessels  Subsequent to March 31, 2017: Acquired 100% of Sea-Cat Crewzer and Sea- Cat Crewzer II through acquisition of JV partner’s interest 4 Developing the fleet for future opportunities

4 SMHI – Balance Sheet Highlights – Liquidity, Liquidity…

SEACOR Marine

(in millions)	Mar-16	Jun-16	Sep-16	Dec-16	Mar-17	*Proforma* Mar-17
Cash	124.0	166.1	132.5	117.3	184.2	170.8
Restricted Cash	-	-	1.1	1.5	1.8	1.8
Marketable Securities	23.9	22.2	22.9	40.1	0.8	0.8
Construction Reserve Funds	138.6	61.9	61.9	78.2	83.5	83.5
Available Liquidity	**286.5**	**250.2**	**218.4**	**237.1**	**270.3**	**256.9**
Working Capital (excluding liquidity)	4.8	8.0	18.2	31.1	(8.2)	(3.3)
NBV of Equipment	541.1	542.0	506.0	418.1	554.7	616.4
Construction in Progress	117.8	101.9	122.6	123.8	83.7	83.7
Investment in Joint Ventures	135.4	130.0	133.0	138.3	114.8	99.4
Goodwill/Intangibles	1.0	-	-	-	-	-
Other Assets	19.7	20.1	20.0	6.1	6.2	6.2
Debt (including current)	(213.4)	(214.5)	(230.1)	(238.2)	(301.0)	(342.2)
Deferred Income Taxes	(167.0)	(148.3)	(131.2)	(124.9)	(121.0)	(121.0)
Other Liabilities	(50.8)	(48.4)	(44.4)	(41.2)	(38.8)	(38.8)
Net Assets	**675.1**	**641.0**	**612.5**	**550.2**	**560.7**	**557.3**
Stockholders Equity	668.2	634.8	606.5	544.6	537.9	537.1
Non-controlling Interests	6.9	6.2	6.0	5.6	22.8	20.2
Equity	**675.1**	**641.0**	**612.5**	**550.2**	**560.7**	**557.3**

[1] The Proforma balance sheet includes Q2 2017 acquisitions of partner's 50% interests in four Sea-Cat joint ventured catamarans and 12.5% of Windcat Workboats from non-controlling interests assuming effected in March 2017.

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SMHI – Limited Near-Term Debt Maturities 15 4 Proforma (in millions) Mar-17 2017 2018 2019 2020 2021 2022 Thereafter Debt Issue: 3.75% Convertible Senior Notes 175.0 - - - - - 175.0 - Falcon Global 59.3 5.9 5.9 5.9 5.9 5.9 29.8 - Sea-Cat Crewzer I & II 41.6 2.2 4.5 34.9 - - - - Sea-Cat Crewzer III 26.2 1.1 2.2 2.2 2.2 2.2 2.2 14.1 Windcat Workboats 22.4 - - - - 22.4 - - Liftboat Acquisition Notes 17.0 17.0 - - - - - - Other 11.0 1.5 2.0 4.2 1.9 1.4 - - Outstanding Principal 352.5 27.7 14.6 47.2 10.0 31.9 207.0 14.1 Discount / Issuance Costs (10.3) Outstanding Debt 342.2 Debt Maturities

Conservative Accounting Policies 16  Conservative asset depreciation policy  Depreciated from year of build (not from year of rebuilding / acquisition)  No maintenance capex required: all maintenance and repair costs expensed as incurred  Drydocking and ship repositioning costs also expensed as incurred  Significant impairment charges past two years ($21 million in 2015 and $120 million in 2016) ESTIMATED USEFUL LIFE Years Peer Group Ranges Offshore support vessels (excluding wind farm utility) 20 15-25 Wind farm utility vessels 10 4

Historical Earnings and Returns 17 1 Return on average historical cost is calculated as operating income before D&A, asset dispositions, and impairments divided by average historical cost of equipment. 2 Return on average net book value is calculated as operating income before D&A, asset dispositions, and impairments divided by average net book value of equipment. 3 Return on average insured value is calculated as operating income before D&A, asset dispositions, and impairments divided by average insured value of equipment. 4 Solid returns through disciplined investment principles and best-in-class operation SMHI Earnings (2006 – 2016) (in millions) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Operating income (loss) 82.7$ 88.0$ 73.8$ 173.2$ 133.2$ 26.6$ 64.2$ 88.2$ 68.4$ (38.9)$ (174.9)$ Plus Depreciation and amortization ("D&A") 1.5 60.5 55.6 54.9 51.8 48.5 1.5 65.4 4.6 61.7 58.1 Minus Gains (losses) on asset dispositions and impairments, net 67.0 82. 69.2 22.5 29.5 14.7 14.9 28.7 26.5 (17.0) (116.2) Operating income before D&A, asset dispositions, and impairments 29 .2$ 266.0$ 2 0.$ 205.6$ 155.$ 60.4$ 1 0.$ 1 4.9$ 10 .$ 39.8$ (0.6)$ Average High High (Year) Low Low (Year) 2016 Operating income before D&A, asset dispositions, and impairments 76,307$ 124,939$ 2013 (597)$ 2016 (597)$ Return on average historical cost1 6.9% 10.9% 2013 (0.1)% 2016 (0.1)% eturn on average net book value2 12.3 17.9 2013 (0.1) 2016 (0.1) Return on average insured value3 6.6% 9.1% 2013 (0.1)% 2016 (0.1)% (in thousands, except ratios) 5 Year

SMHI is Supported by a $175mm Carlyle Investment 18 Coupon / Term  3.75% cash coupon / 7 Years Conversion Price  $43.00 (23.26 shares per $1,000 principal amount of notes) Ownership  Implied ownership of 18.7% of the current outstanding shares of SEACOR Marine on a fully- diluted basis Source: Company Press Release  On November 30, 2015, SEACOR announced that its offshore marine subsidiary (“SEACOR Marine”) entered into an agreement to issue $175 million in convertible notes to investment funds managed and controlled by The Carlyle Group (“Carlyle”)  The transaction contemplated the eventual separation of SEACOR Marine from SEACOR’s other business lines “This transaction provides additional capital for our offshore group to seek out opportunities arising from the dislocation in the energy sector to acquire discrete assets and pursue strategic transactions that complement our existing business. By adding the Carlyle capital, after paying off intercompany debt and transaction costs, SEACOR Marine will be able to take advantage of opportunities while preserving a strong balance sheet. The terms of the notes provide SEACOR the flexibility to retain or separate its offshore marine business in order to maintain its disciplined and strategic approach to capital allocation.” - Charles Fabrikant, Executive Chairman and CEO of SEACOR Transaction Overview Key Terms of Convertible Notes Strategic Rationale "With this investment, we are excited to partner with SEACOR Holdings and SMH, a top-tier operator in the offshore marine business. We look forward to working with Charles Fabrikant, John Gellert, and the entire SEACOR team -- who have consistently demonstrated their ability to invest and create value throughout cycles -- as they continue to develop opportunities in this industry." - Rodney Cohen, Managing Director and Co-Head of Carlyle's U.S. Equity Opportunity Fund SMHI has a strong financial profile supported by a large Carlyle investment in November 2015 4

Well Positioned for Opportunity – A Lighthouse in the Storm 19  Financially we are solid  Disciplined approach – active asset trading to maximize returns and opportunity  Our fleet is well-positioned for the future: — Consolidate niches and regions — Acquire cheap assets to strengthen and diversify fleet — Leverage bank relationships; manage third party assets; income plus carried interest — Further reposition and improve the fleet in advance of the offshore recovery Capitalizing on downturn; a marathon, not a sprint Business depressed: dawn of recovery 5

5 Experienced Management Team with Proven Track Record

SEACOR Marine

Name	Position	Years of Experience	Background
John Gellert	President, CEO and Director	25	■ Prior to his appointment, Mr. Gellert was Co-Chief Operating Officer of SEACOR Holdings Inc. from February 23, 2015 to May 31, 2017. ■ From May 2004 to February 2015, Mr. Gellert was Senior Vice President of SEACOR Holdings. ■ From June 1992, when Mr. Gellert joined SEACOR Holdings, until July 2005, he had various financial, analytical, chartering and marketing roles within SEACOR Holdings.
Matthew R. Cenac	Executive Vice President and CFO	20+	■ Prior to his appointment, Mr. Cenac was Executive Vice President and Chief Financial Officer of SEACOR Holdings from February 23, 2015 to May 31, 2017. ■ From August 2014 to February 2015, Mr. Cenac was Senior Vice President and Chief Financial Officer of SEACOR Holdings. ■ From August 2005 to August 2015, Mr. Cenac was Vice President and Chief Accounting Officer of SEACOR Holdings. From June 2003 to July 2005, Mr. Cenac was Corporate Controller of SEACOR Holdings Inc.
Robert Clemons	Executive Vice President and COO	15+	■ Prior to his appointment and since 2007, Mr. Clemons served as Vice President and Chief Operating Officer of SEACOR Marine's Americas division. ■ Prior to 2007, Mr. Clemons was General Manager of SEACOR Marine's West Africa region.
Jesús Llorca	Executive Vice President, Corporate Development and Secretary	15+	■ Prior to his appointment, Mr. Llorca was Vice President of SEACOR Holdings Inc. from May 17, 2007 to May 31, 2017. ■ From 2004 to 2007, Mr. Llorca worked in the corporate group of SEACOR Holdings Inc. assisting the General Counsel.
Anthony Weller	Senior Vice President and Managing Director – International Division	40+	■ Prior to his appointment and since 2009, Mr. Weller served as Managing Director of SEACOR Marine's International Division. ■ Mr. Weller is a former Master Mariner.
Clyde Camburn	Senior Vice President and Chief Accounting Officer	30+	■ Prior to his appointment and since 2008, Mr. Camburn was SEACOR Marine's Vice President of Finance.

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INVESTOR PRESENTATION June 2017